Subscriptions Receivable	12 Months Ended
Dec. 25, 2010
Subscriptions Receivable [Abstract]
Subscriptions Receivable
Note 10: Subscriptions Receivable
In October 2000, a subsidiary of the Company adopted a Management Stock Purchase Plan (the MSPP), which provided for eligible executives to purchase Company stock using full recourse loans provided by the subsidiary. Under the MSPP, the Company loaned $13.6 million to 33 senior executives to purchase 847,000 common shares from treasury stock. In 2001 and 2002, an additional nine senior executives purchased 74,500 shares of common stock from treasury stock utilizing loans totaling $1.7 million. The loans had annual interest rates of 5.21 percent to 5.96 percent, and all dividends, while the loans were outstanding, were applied toward interest due. Each of the loans had scheduled repayment dates of 25 percent on the fifth and sixth anniversaries of the loan issuance, with the balance due on the eighth anniversary. During 2008, participants surrendered a total of 26,347 shares of the Company’s common stock at current market prices to satisfy loans totaling $0.6 million as part of both scheduled and voluntary repayments. In addition, participants made cash payments to satisfy loan and interest payment obligations totaling $1.8 million during 2008. Under the terms of the MSPP, if, at the scheduled repayment date, a loan remained outstanding and the Company’s stock price per share was below the market price when the loan was originated, the Company made cash bonus payments equal to the amount the value of the stock was below its purchase price, up to 25 percent of the outstanding principal on the loan then due. In 2008, there were immaterial cash bonus payments made under the plan. For each share purchased, an option on two shares was granted under the 2000 Incentive Plan. See Note 15 to the Consolidated Financial Statements. The outstanding loans were recorded as subscriptions receivable and were secured by the shares purchased. As of the end of 2008, all principal had been paid. No further loans or sales of stock are being made under this Plan.
In 2008, the Company returned to income $0.5 million of the provision recorded since the adoption of the MSPP for the potential cash bonus payments described above associated with principal amounts due in 2008. This was due to the associated loans being repaid prior to their due dates.